Exhibit 10.18

                      TRUST UNDER WLR FOODS, INC.
                NONQUALIFIED DEFERRED COMPENSATION PLAN

     THIS AGREEMENT  is made as of  this 1st day of  October, 1995, by and between WLR FOODS, INC., a Virginia corporation (the Company), and

FIRST UNION NATIONAL BANK OF VIRGINIA (Trustee).

                               RECITALS

     A.   The Company  has  adopted  the  1995  Nonqualified  Deferred

Compensation Plan and a  Deferred Compensation Agreement dated July 4,

1993 by and between James L. Keeler and the Company (collectively, the

Plan).

     B.   The Company wishes to  establish a trust (the Trust)  and to contribute to the Trust assets that shall  be held therein, subject to claims  of the  Company's  creditors in  the  event of  the  Company's insolvency, as  herein defined,  until paid  to Plan participants  and their beneficiaries in such manner  and at such times as specified  in the Plan;

     C.   The  parties  intend that  this  Trust  shall constitute  an unfunded arrangement and shall not affect the status of the Plan as an unfunded  plan  maintained  for  the  purpose  of  providing  deferred compensation for a  select group of  management or highly  compensated employees  for purposes of Title  I of the  Employee Retirement Income

Security Act of 1974;

     D.   The Company intends  to make contributions  to the Trust  to provide itself with a source of  funds to assist it in the meeting  of its liabilities under the Plan.

     NOW, THEREFORE, the parties hereby establish  the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

     1.   Establishment of Trust.

          (a)  The Company  hereby deposits with the  Trustee in trust

One Dollar ($1.00) which shall become the principal of the Trust to be held,  administered and  disposed of  by Trustee  as provided  in this

Trust Agreement.

          (b)  The  Trust  hereby  established  is  revocable  by  the

Company.  It  shall become irrevocable  upon a   Change of Control  as

defined in Section 13(d).

          (c)  The Trust is intended  to be a grantor trust,  of which the  Company is the grantor, within the  meaning of subpart E, part I,

subchapter J, chapter 1, subtitle A of the Internal Revenue Code of

1986, as amended, and shall be construed accordingly.

          (d)  The  principal of  the Trust  and any  earnings thereon shall be held  separate and apart from other funds  of the Company and

shall   be  used  exclusively  for  the  uses  and  purposes  of  Plan

participants  and  general  creditors  as  herein  set  forth.    Plan

participants and their beneficiaries shall have no preferred claim on,

or any beneficial ownership interest in, any assets of the Trust.  Any rights  created under the Plan and this  Trust Agreement shall be mere

unsecured   contractual  rights   of  Plan   participants  and   their

beneficiaries  against the Company.  Any assets held by the Trust will be  subject to  the claims  of the  Company's general  creditors under federal  and state  law  in the  event  of insolvency,  as defined  in

Section 3(a) herein.

          (e)  Upon a Change of Control, the Company shall, as soon as possible, but in  no event later  than thirty (30) days  following the

Change of Control, make an irrevocable contribution to the Trust in an amount  that is sufficient to pay each Plan participant or beneficiary the benefits to which  Plan participants or their beneficiaries  would be  entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

          (f)  Within  60  days following  the  end  of the  Company's fiscal  year ending after the Trust has become irrevocable pursuant to

Section  1(b) hereof,  the Company  shall  be required  to irrevocably deposit additional cash  or other property to  the Trust in  an amount sufficient to pay  each Plan participant  or beneficiary the  benefits payable pursuant  to the  terms of  the Plan  as of  the close  of the

Company's fiscal year.

     2.   Payments to Plan Participants and Their Beneficiaries.

          (a)  The  Company shall  deliver to  the Trustee  a schedule

(the Payment Schedule) that indicates the amounts payable to each Plan participant (and his  or her  beneficiaries), the form  in which  such amount is  to be paid (as  provided for or available  under the Plan),

and the time of commencement for payment of such amounts.  The Payment

Schedule shall also provide a formula or other instructions acceptable to the Trustee for determining the amounts so payable. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and  their beneficiaries in accordance  with such Payment

Schedule.   The  Trustee shall  make provision  for the  reporting and withholding of any federal, state or  local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of  the Plan and shall  pay amounts withheld  to the appropriate taxing authorities or determine that  such amounts have been reported,

withheld and paid by the Company.

          (b)  The entitlement  of a  Plan participant  or his or  her beneficiaries to benefits under  the Plan shall be determined  by such party as designated under  the Plan, and  any claim for such  benefits shall be considered  and reviewed under the procedures set  out in the

Plan.

          (c)  The Company  may make payments of  benefits directly to

Plan  participants or their beneficiaries as they become due under the

terms  of  the Plan.   The  Company shall  notify  the Trustee  of its

decision  to make  payment  of benefits  directly  prior to  the  time

amounts  become payable  to participants or  their beneficiaries.   In

addition, if the principal of the Trust, and any earnings thereon, are not sufficient to  make payments  of benefits in  accordance with  the terms of the  Plan, the Company  shall make the  balance of each  such payment as it becomes due.  The Trustee shall notify the Company where principal and earnings are not sufficient.

     3.   Trustee   Responsibility   Regarding   Payments   to   Trust

Beneficiary When the Company is Insolvent.

          (a)  The  Trustee shall  cease payment  of benefits  to Plan participants and their beneficiaries if the Company is insolvent.  The

Company shall  be considered  "insolvent" for  purposes of  this Trust

Agreement if (i) the Company is unable to pay its debts as they become due,  or (ii)  the Company  is subject  to a  pending proceeding  as a debtor under the United States Bankruptcy Code.

          (b)  At all times during  the continuance of this Trust,  as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

               (1)  The  Board of  Directors and  the Chief  Executive

Officer of  the Company shall have  the duty to inform  the Trustee in writing  of the Company's  insolvency.  If  a person claiming  to be a creditor  of the Company  alleges in writing  to the Trustee  that the


Company has become  insolvent, the Trustee shall determine whether the

Company  is insolvent  and,  pending such  determination, the  Trustee shall discontinue payments of  benefits to Plan participants or  their beneficiaries.

               (2)  Unless  the Trustee  has actual  knowledge  of the

Company's insolvency, or  has received  notice from the  Company or  a person  claiming to  be  a  creditor  alleging  that  the  Company  is insolvent, Trustee shall have  no duty to inquire whether  the Company

is  insolvent.    Trustee may  in  all  events rely  on  such evidence

concerning the Company's solvency  as may be furnished to  Trustee and

that   provides  Trustee  with   a  reasonable  basis   for  making  a

determination concerning the Company's solvency.

               (3)  If  at any  time Trustee  has determined  that the

Company  is  insolvent, Trustee  shall  discontinue  payments to  Plan participants or their beneficiaries  and shall hold the assets  of the

Trust for the benefit of the Company's general creditors.   Nothing in

this  Trust Agreement  shall in  any way  diminish any rights  of Plan participants or their beneficiaries to pursue their rights  as general creditors of the  Company with respect to benefits  due under the Plan or otherwise.

               (4)  The Trustee  shall resume the payment  of benefits

to Plan participants or their beneficiaries in accordance with Section

2 of this  Trust Agreement only after the Trustee  has determined that the Company is not insolvent (or is no longer insolvent).

          (c)  Provided that  there  are  sufficient  assets,  if  the

Trustee discontinues the  payment of benefits from  the Trust pursuant to Section  3(b) hereof and  subsequently resumes  such payments,  the

first  payment   following  such  discontinuance  shall   include  the

aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants  or their  beneficiaries by  the Company  in lieu  of the

payments   provided  for   hereunder   during  any   such  period   of

discontinuance.  If, at  such time as the Trustee resumes  the payment of benefits following a  discontinuance pursuant to this Section 3(c),

the assets of the Trust are  insufficient to pay fully the benefits to which all participants are entitled under the Plan, the benefits to be paid to each participant from the assets of the Trust shall be reduced

proportionately.   Notwithstanding the foregoing, such reduction shall

not reduce the benefits due to participants pursuant to  the Plan, and the Company shall remain obligated for any deficiency.

     Section 4.     Payments to Company.

          Except as provided in  Section 3 above, after the  Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the

Trust assets before all  payments of benefits  have been made to  Plan participants and  their  beneficiaries pursuant  to the  terms of  the

Plan.

     Section 5.     Investment Authority.

          The  Trustee may  invest in  securities (including  stock or rights to  acquire stock) or  obligations issued by the  Company.  All rights  associated  with assets  of the  Trust  shall be  exercised by

Trustee or  the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants.

     Section 6.     Disposition of Income.

          During  the term of this  Trust, all income  received by the

Trust,  net  of  expenses  and  taxes,  shall  be  allocated  to  Plan participants and distributed as  provided in Section 2.  Undistributed income shall be accumulated and reinvested.

     Section 7.     Accounting by Trustee.

          The Trustee shall keep accurate and detailed records of  all investments,  receipts,  disbursements,  and  all  other  transactions required to be made, including such specific records as shall be
agreed upon  in writing between the  Company and the Trustee.   Within

sixty  (60) days following the close  of each calendar year and within sixty (60) days after the  removal or resignation of the  Trustee, the

Trustee  shall deliver  to  the  Company  a  written  account  of  its administration of the Trust during such year or during the period from the close of  the last preceding year  to the date of  such removal or resignation,  setting forth  all investments,  receipts, disbursements and  other transactions effected by it, including a description of all securities and investments  purchased and  sold with the  cost or  net proceeds  of  such  purchases  or  sales  (accrued  interest  paid  or receivable being  shown separately), and showing  all cash, securities and other property held  in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

     Section 8.     Responsibility of Trustee.

          (a)  The Trustee  shall act  with the care,  skill, prudence and  diligence under the circumstances then  prevailing that a prudent person  acting in like capacity  and familiar with  such matters would use in the conduct of an enterprise of a  like character and with like aims,  provided, however, that the Trustee shall incur no liability to any person  for any action taken  pursuant to a direction,  request or approval  given  by  the Company  which  is  contemplated  by, and  in conformity with, the terms of the  Plan or this Trust and is  given in writing by the Company.  In the event of a dispute between the Company and a party,  or the Company and the Trustee, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

          (b)  The Trustee may consult with legal counsel with respect to any of its duties or obligations hereunder.

          (c)  The  Trustee may  hire agents,  accountants, actuaries,

investment advisors,  financial consultants or  other professionals to assist it in performing any of its duties or obligations hereunder.

          (d)  The  Trustee  shall   have,  without  exclusion  unless

expressly provided otherwise herein,  all of the powers  and authority enumerated in  Section 64.1-57 of  the Code of  Virginia, as  amended,

which  is  expressly  incorporated  herein   by  reference;  provided,

however, that if an insurance policy is held as an asset of the Trust,

Trustee  shall have no power to name a beneficiary of the policy other than  the Trust, to assign the policy  (as distinct from conversion of the policy to a different form)  other than to a successor Trustee, or to loan  to any  person the  proceeds  of any  borrowing against  such policy.

          (e)  Notwithstanding  any  powers  granted  to  the  Trustee pursuant to this  Trust Agreement  or to applicable  law, the  Trustee shall not have any power  that could give this Trust the  objective of carrying  on a business and  dividing the gains  therefrom, within the meaning  of Section  301.7701-2  of the  Procedure and  Administrative

Regulations promulgated pursuant to the Internal Revenue Code.

     Section 9.     Compensation and Expenses of Trustee.

          Company shall pay all  administrative and Trustee's fees and expenses.  If  not so paid, the fees  and expenses shall be  paid from the Trust.

     Section 10.    Resignation and Removal of Trustee.

          (a)  The Trustee may resign at any time by written notice to the Company, which shall be effective sixty (60) days after receipt of such notice unless the Company and the Trustee agree otherwise.

          (b)  The Trustee  may be removed  by the Company  upon sixty

(60)  days  notice or  upon shorter  notice  accepted by  the Trustee;

provided,  however, upon a  Change of Control, the  Trustee may not be removed  by the Company for five years from  the date of the Change of

Control.

          (c)  If the Trustee resigns  or is removed within  ten years of a Change of Control,  the Trustee shall select a  successor Trustee in accordance  with the provisions of  Section 11 hereof prior  to the effective date of the Trustee's resignation or removal.

          (d)  Upon  resignation   or  removal  of   the  Trustee  and

appointment  of a successor Trustee, all  assets shall subsequently be transferred to the successor Trustee.  The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

          (e)  If the Trustee resigns or is removed, a successor shall be appointed, in accordance  with Section 11 hereof, by  the effective date of resignation or removal under paragraph 10 of this section.  If no such appointment has been made, the Trustee may apply to a court of

competent  jurisdiction   for  appointment  of  a   successor  or  for

instructions.   All  expenses of  the Trustee  in connection  with the

proceeding shall be allowed as administrative expenses of the Trust.

     Section 11.    Appointment of Successor.

          If  the  Trustee  resigns  or  is  removed pursuant  to  the provisions  of Section 10 above  and selects a  successor Trustee, the

Trustee may appoint any third party such as a bank trust department or other party that may  be granted corporate trustee powers  under state law.  The appointment of a  successor Trustee shall be effective  when accepted in  writing by the new  Trustee.  The new  Trustee shall have all the rights and  powers of the former Trustee,  including ownership

rights  in Trust  assets.    The  former  Trustee  shall  execute  any

instrument necessary or reasonably  requested by the successor Trustee to evidence the transfer.

     Section 12.    Amendment or Termination.

          (a)  This  Trust  Agreement  may  be amended  by  a  written

instrument executed by  the Trustee and the Company.   Notwithstanding

the foregoing, no such amendment shall  conflict with the terms of the

Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

          (b)  Upon a Change of Control, the Trust shall not terminate until  the date on which Plan participants and their beneficiaries are no longer  entitled to  benefits pursuant  to the  terms of the  Plan.

Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

     Section 13.    Miscellaneous.

          (a)  Any provision of this Trust Agreement prohibited by law shall  be ineffective to the  extent of any  such prohibition, without invalidating the remaining provisions hereof.

          (b)  Benefits   payable  to  Plan   participants  and  their

beneficiaries  under  this Trust  Agreement  may  not be  anticipated,

assigned (either at law or in equity),  alienated, pledged, encumbered or  subjected to  attachment,  garnishment, levy,  execution or  other legal or equitable process.

          (c)  This Trust Agreement shall be governed and construed in

accordance   with  the   laws   of  the   Commonwealth  of   Virginia.

Jurisdiction and venue for any legal action  arising from the terms of

this  Trust   Agreement  shall be  proper in    the Circuit  Court for

Rockingham  County, Virginia  or  the District  Court for  the Western

District of Virginia, Harrisonburg Division, as appropriate.

          (d)  For  purposes of  this Trust,  Change of  Control shall mean:

               (i)  The acquisition by any individual, entity or group

(within the meaning of Section 13(d)(3) or 14(d)(2) of  the Securities

Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial  ownership (within  the meaning  of Rule  13d-3 promulgated under the  Exchange Act) of twenty percent (20%) or more of either the

then   outstanding  shares  of  common  stock   of  the  Company  (the

"Outstanding Company Common  Stock") or the  combined voting power  of the then outstanding voting securities of the Company entitled to vote generally  in  the election  of  directors  (the "Outstanding  Company

Voting  Securities"); provided,  however, that  in no  event   may the

following  acquisitions  constitute a  Change  in  Control:   (a)  any

acquisition  directly from  the Company  (excluding an  acquisition by virtue of the exercise of a conversion privilege), (b) any acquisition by the Company,  (c) any acquisition by any employee  benefit plan (or

related  trust)  sponsored  or  maintained  by  the  Company   or  any

corporation  controlled by  the Company,  (d) any  acquisition  by any corporation pursuant to a reorganization, merger or consolidation, if,

following such reorganization, merger or consolidation, the conditions described  in clauses  (a), (b)  and (c)  of paragraph  (iii) of  this

Section  13(d) are satisfied, or (e)  any sale or other disposition of all or substantially all of  the assets of the Company,  if, following such sale or other  disposition, the conditions described in  (1), (2)

and (3) of  paragraph (iv) of this Section 13(d) are satisfied; or

          (ii) The cessation for any reason of the individuals who, as of  the date hereof, constitute  the Board (the  "Incumbent Board") to constitute at least a  majority of the Board; provided,  however, that any individual becoming a director subsequent to the date hereof whose election, or  nomination for  election by the  Company's shareholders,

was  approved by a vote of at  least seventy-five percent (75%) of the directors then comprising  the Incumbent Board shall be  considered as though  such  individual were  a member  of  the Incumbent  Board, but excluding,  for  this  purpose,  any  such  individual  whose  initial assumption  of  office occurs  as  a  result of  either  an actual  or threatened election contest (as such terms are  used in Rule 14a-11 of

Regulation  14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies  or consents by or  on behalf of  a

Person other than the Board; or

          (iii)     The Approval by the shareholders of the Company of

a  reorganization,  merger  or  consolidation, unless,  in  each  case following such reorganization, merger  or consolidation, (a) more than sixty percent  (60%) of, respectively, the then  outstanding shares of common stock  of the  corporation resulting from  such reorganization,

merger  or consolidation  and the  combined voting  power of  the then outstanding  voting securities  of such  corporation entitled  to vote generally  in the election  of directors  is then  beneficially owned,

directly or indirectly, by all or substantially all of the individuals and  entities who  were the  beneficial owners,  respectively,  of the

Outstanding  Company  Common  Stock  and  Outstanding  Company  Voting

Securities  immediately  prior  to  such  reorganization,  merger   or

consolidation in substantially the same proportions as their ownership immediately prior to such  reorganization, merger or consolidation, of the Outstanding  Company Common  Stock and Outstanding  Company Voting

Securities, as the case may be, (b)  no Person (excluding the Company,

any  employee benefit  plan (or  related  trust) of  the Company  or a

corporation   resulting   from    such   reorganization,   merger   or

consolidation)  beneficially owns, directly or indirectly, thirty-nine percent (39%) or more of, respectively, the then outstanding shares of common stock  of the  corporation resulting from  such reorganization,

merger  or  consolidation or  the combined  voting  power of  the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (c) at least a majority of the members of  the board  of directors of  the corporation  resulting from such reorganization,  merger or consolidation were members of the

Incumbent Board at the  time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (iv) The Approval by the shareholders of  the Company of (a)

a complete liquidation  or dissolution of the Company or  (b) the sale or other disposition of all or  substantially all of the assets of the

Company, other than to  a corporation with respect to  which following such sale or other disposition, (1)  more than sixty percent (60%) of,

respectively,  the then  outstanding  shares of  common stock  of such corporation  and the  combined voting  power of  the  then outstanding voting  securities of such  corporation entitled to  vote generally in the election  of directors  is then  beneficially  owned, directly  or indirectly,  by  all  or  substantially  all  of  the  individuals and

entities  who  were  the   beneficial  owners,  respectively,  of  the

Outstanding  Company  Common  Stock  and  Outstanding  Company  Voting

Securities  immediately prior  to such  sale or  other  disposition in substantially  the same  proportion  as their  ownership,  immediately prior  to such sale or  other disposition, of  the Outstanding Company

Common Stock and  Outstanding Company Voting  Securities, as the  case may be, (2) no Person (excluding  the Company and any employee benefit

plan  (or  related   trust)  of  the  Company   or  such  corporation)

beneficially owns, directly  or indirectly, thirty-nine percent  (39%)

or  more of, respectively, the then outstanding shares of common stock of  such corporation  and  the  combined  voting  power  of  the  then outstanding  voting securities  of such  corporation entitled  to vote generally in  the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent  Board at the  time of the  execution of the  initial agreement or  action of the  Board providing  for such  sale or  other disposition of assets of the Company.

          (v)  Notwithstanding anything  in paragraphs (i)  - (iv)  of this Section 13(d) to the contrary, no Change in Control shall be deemed to have occurred for purposes of this Agreement by virtue of any  transaction which  results  in  some  or  all  Plan  participants acquiring, directly or indirectly, twenty percent (20%) or more of the combined voting power of the Company's Voting Securities.

     Section 14.    Effective Date.

     The effective date of this Trust Agreement shall be  October

1, 1995.

     IN  WITNESS WHEREOF, the parties hereto  have caused this writing to be  signed in their names  and on their behalves  as thereunto duly

authorized.                             WLR FOODS, INC.


                              By______/s/ James L. Keeler________

                              Its____Pres & CEO___________________



                              _/s/__Lisa J. Tilly, CPA, AVP_______
                                        Trustee


46939